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                       SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C.  20549



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                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
               CURRENT REPORT ON FORM 8-K DATED OCTOBER 30, 1997
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 30, 1997


                            BREED Technologies, Inc.
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             (Exact name of registrant as specified in its charter)



        Delaware                       1-11474                           22-2767118
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(State of incorporation)       (Commission File Number)       (IRS Employer Identification No.)

 5300 Old Tampa Highway
   Lakeland, Florida                                                       33811
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(Address of principal executive offices)                                (Zip Code)
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       Registrant's telephone number, including area code: (941) 668-6000


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         (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)  Financial Statements of Business Acquired.

          The following audited and unaudited combined financial statements and notes thereto of the safety restraint systems business of AlliedSignal Inc., together with a manually signed independent auditors' report thereon, are included in Exhibit 99.1:

               (i)   Report of Independent Accountants;
               (ii)  Combined Balance Sheets as of September 30,
                     1997 (Unaudited) and December 31, 1996 and 1995;
               (iii) Combined Statements of Operation for the
                     nine months ended September 30, 1997 and 1996 (Unaudited) and each of the three years in the period ended December
                     31, 1996;
               (iv) Combined Statements of Cash Flows for the nine months ended September 30, 1997 and 1996 (Unaudited) and each of the three years in the period ended December
                     31, 1996; and
               (v)   Notes to Financial Statements.

      (b)  Pro Forma Financial Information.

           The unaudited Pro Forma Condensed Consolidated Financial Statements of BREED Technologies, Inc. for the year ended June 30, 1997 and as of and for the three months ended September 30, 1997 and the notes thereto, are included in Exhibit 99.2.

      (c)  Exhibits.

           2.1* Asset Purchase Agreement, dated as of August 27,
                1997, among AlliedSignal Inc. (and certain subsidiaries identified in the Agreement) and BREED Technologies, Inc. (and certain subsidiaries identified in the Agreement).

           2.2* Amendment dated October 3, 1997 to the Asset Purchase
                Agreement dated as of August 27, 1997 by and between AlliedSignal Inc., a Delaware corporation, BREED Technologies,
                Inc., a Delaware corporation, and the other parties thereto.

           23.1 Consent of Price Waterhouse LLP.

           99.1 Combined Financial Statements of Safety Restraint
                Systems, a division of AlliedSignal Inc. as described in
                Item 7(a) of this Form 8-K/A.

           99.2 Unaudited Pro Forma Condensed Consolidated Financial
                Statements of BREED Technologies, Inc., as described in Item
                7(b) of this Form 8-K/A.

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*Previously filed.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 13, 1998               BREED TECHNOLOGIES, INC.



                                     By: /s/ Frank J. Gnisci
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                                        Frank J. Gnisci
                                        Executive Vice President and
                                          Chief Financial Officer


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                                 EXHIBIT INDEX


Exhibit                                                                                      Sequentially
  No.                 Exhibit                                                                Numbered Page
-------               -------                                                                -------------
2.1*            Asset Purchase Agreement, dated as of August 27, 1997, among
                AlliedSignal Inc. (and certain subsidiaries identified in the
                Agreement) and BREED Technologies, Inc. (and certain subsidiaries identified in the Agreement).

2.2*            Amendment dated as of October 3, 1997 to the Asset Purchase Agreement dated as of August 27, 1997 by and between AlliedSignal Inc., a Delaware corporation, BREED Technologies, Inc., a Delaware corporation, and the other parties thereto.

23.1            Consent of Price Waterhouse LLP.

99.1 Combined Financial Statements of Safety Restraint Systems, a division of AlliedSignal Inc.

99.2            Unaudited Pro Forma Condensed Consolidated Financial Statements of BREED
                Technologies, Inc.
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*Previously filed.


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